UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 23, 2009


                                 IMAGING3, INC.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)



                                   CALIFORNIA
                  -------------------------------------------
                 (State or other jurisdiction of incorporation)


           000-50099                                 95-4451059
     ----------------------               ----------------------------------
    (Commission File Number)             (I.R.S. Employer Identification No.)

                 3200 W. VALHALLA DR., BURBANK, CALIFORNIA 91505
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (818) 260-0930

                                 NOT APPLICABLE
                       ----------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))

SECTION 8.  OTHER EVENTS

ITEM 8.01       MODIFICATION OF PROGRAM.

         Effective March 23, 2009 and applicable retroactively to February 4, 2008, Dean Janes has modified his program with Imaging3, Inc. (the "Company") and UBS Financial Services. Under the modification, Mr. Janes will not have the right to purchase any shares of the common stock of the Company from the proceeds of his sales of stock in the open market through UBS Financial Services. To date, Mr. Janes has sold a total of 3,875,983 shares of his common stock in the Company in the open market through UBS Financial Services since February 4, 2008, resulting in net proceeds to Mr. Janes of approximately $375,000. Since February 4, 2008, Mr. Janes has loaned all of those proceeds to the Company without interest, payable to Mr. Janes on demand. In the original program, Mr. Janes had the right to convert those advances into shares of the Company's common stock at an aggregate conversion price approximately equal to the net proceeds from his stock sales, although no such conversions had yet been made. Under the modified program, Mr. Janes will not have the right to convert any of the advances into shares of common stock. Instead, Mr. Janes has agreed to modify his demand notes into a long-term noninterest bearing loan payable in full by the Company on or before December 31, 2012. A copy of the form of promissory note is attached to this report as an exhibit.

         Furthermore, Mr. Janes is not obligated to loan or invest any proceeds from the sale of his Company common stock in the future, if any, in or to the Company, although he may from time to time make investments or loans to the Company on terms and conditions agreed upon by the Company and him, and approved by the Company's Board of Directors with Mr. Janes abstaining from the vote.

SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS & EXHIBITS

(a)      Financial Statements of Business Acquired

          Not Applicable.

(b)      Pro Forma Financial Information

          Not Applicable.

(c)      Exhibits

          99.1  Form of Promissory Note Payable By Imaging3, Inc. to Dean Janes.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 IMAGING3, INC.
                         -----------------------------
                                  (Registrant)

Date:  March 24, 2009


                    /s/ Dean Janes, Chief Executive Officer
                    ----------------------------------------
                        Dean Janes, Chief Executive Officer



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